Exhibit 99.1 -more- News ONEOK to Expand Infrastructure to Serve STACK Growth TULSA, Okla. – June 19, 2017 – ONEOK, Inc. (NYSE: OKE) today announced plans to expand its Mid-Continent natural gas liquids (NGL) gathering system and its existing Sterling III Pipeline. The expansions, which are backed by a long-term contract with a subsidiary of EnLink Midstream Partners, LP and EnLink Midstream, LLC (EnLink), will help accommodate expected volume growth from current and certain future EnLink natural gas processing plants in the STACK play in western Oklahoma along with expected growth from other customers in the region. “Producers continue to accelerate their investments in the STACK due to the higher- return economics driven by strong crude oil and NGL-rich natural gas production rates,” said Terry K. Spencer, ONEOK president and chief executive officer. “This expansion of our NGL gathering system further underscores our ability to meet the NGL service needs of STACK-area natural gas processors and demonstrates our continued commitment to providing reliable high- quality service to our customers.” Expansions include increasing capacity on the Sterling III Pipeline to 250,000 barrels per day (bpd) from 190,000 bpd and connecting ONEOK’s Arbuckle Pipeline to EnLink’s Cajun- Sibon Pipeline in southeast Texas. ONEOK’s Sterling III Pipeline transports either unfractionated NGLs or NGL purity products between ONEOK’s Mid-Continent NGL infrastructure and similar facilities on the Gulf Coast in Mont Belvieu, Texas. ONEOK expects to invest approximately $130 million for these projects, which are expected to be complete by the end of 2018. ONEOK’s natural gas liquids segment currently gathers 150,000 to 200,000 bpd of NGLs out of the STACK and SCOOP plays and is connected to more than 100 third-party natural gas processing plants in the Mid-Continent. The NGL volumes from the EnLink plant connections and other production are part of an incremental 100,000 bpd of expected NGL supply out of the STACK and SCOOP plays that ONEOK expects to add to its system by the end of 2018. In addition, to support the increasing producer activity in the STACK and SCOOP on dedicated acreage in the natural gas gathering and processing segment, ONEOK has entered into June 19, 2017 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582

ONEOK to Expand Infrastructure to Serve STACK Growth June 19, 2017 Page 2 -more- a long-term processing services agreement with a third party to gain access to an additional 200 million cubic feet per day (MMcf/d) of natural gas processing capacity in this region. “This agreement provides an atrractive option for timely access to existing natural gas processing capacity to better serve the rapid growth occurring on our dedicated acreage,” Spencer added. ONEOK plans to connect its extensive natural gas gathering system to the existing third- party natural gas processing facility in northern Oklahoma by constructing a nearly 30-mile natural gas gathering pipeline and related infrastructure through the core of the STACK play in Blaine County, Oklahoma. The pipeline is expected to cost approximately $40 million and be completed by the end of 2017. This third-party plant already is connected to ONEOK’s existing NGL gathering system and is expected to provide incremental NGL volumes as natural gas processing volumes increase. ------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is the general partner and as of March 31, 2017, owns 41.2 percent of ONEOK Partners, L.P. (NYSE: OKS), one of the largest publicly traded master limited partnerships, which owns one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent, Permian and Rocky Mountain regions with key market centers and is a leader in the gathering, processing, storage and transportation of natural gas in the U.S. ONEOK is a FORTUNE 500 company and is included in Standard & Poor's (S&P) 500 index. For more information, visit the websites at www.oneok.com or www.oneokpartners.com. For the latest news about ONEOK and ONEOK Partners, follow us on Twitter @ONEOKNews and @ONEOKPartners. Some of the statements contained and incorporated in this news release are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance, liquidity, management's plans and objectives for our growth projects and other future operations (including plans to construct additional natural gas and natural gas liquids pipelines), our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities laws and other applicable laws. Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “continue,” “might,” “potential,” “scheduled” and other words and terms of similar meaning. One should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. These and other risks are described in greater detail in Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and in the other filings that we make with the Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov. All forward- looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and, other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise.